                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 29, 2001

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

              000-17687                             58-1755230
              ---------                             ----------
     (Commission File Number)         (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 965-0555
                                 --------------
              (registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

              On August 29, 2001, the Enstar Income/Growth Program Six-A, L.P. (the "Partnership") entered into an asset purchase agreement providing for the sale of all of the Partnership's Illinois cable television systems in and around Cisne, Farmersville, Flora, Noble, Raymond, Salem and Xena, Illinois to Rifkin Acquisition Partners, LLC ("RAP"), an affiliate of Enstar Communications Corporation (the "Corporate General Partner") and an indirect subsidiary of Charter Communications, Inc., for a total sale price of approximately $12,674,500 (the "Charter Sale"). As a pre-condition to the sale, based on approval by the limited partners, the Partnership's partnership agreement was amended to allow the sale of assets to an affiliate of the Corporate General Partner. On April 10, 2002, the asset purchase agreement closed.

              The Dyer, Tennessee headend is not included in the Charter Sale and will continue to be owned and operated by the Corporate General Partner indefinitely for the foreseeable future. The Corporate General Partner can give no assurance of when, or if, the Dyer, Tennessee headend will ever be sold.

              After setting aside a $1,000,000 reserve to fund the Dyer headend's working capital needs, and paying or providing for the payment of the expenses of the Charter Sale, the Corporate General Partner will make one or more distributions of the Partnership's allocable share of the remaining net sale proceeds, in accordance with its partnership agreement. The Partnership intends to make an initial distribution payment to its limited partners within 60 days following the Charter Sale, with balance due in six months.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income/Growth Program Six-A, L.P. The Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2001 assumes the disposition of certain assets and liabilities of the Partnership's cable systems in and around Cisne, Farmersville, Flora, Noble, Raymond, Salem and Xena, Illinois as if it had occurred on December 31, 2001. The Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2001 assumes the above disposition occurred on January 1, 2001.

              The Unaudited Pro Forma Condensed Financial Statements of Enstar Income/Growth Program Six-A, L.P. do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                                   HISTORICAL                                  PRO FORMA             PRO FORMA
                                                DECEMBER 31, 2001      DISPOSITION (a)       ADJUSTMENTS (b)      DECEMBER 31, 2001
                                                -----------------      ---------------       ---------------      -----------------
                    ASSETS

ASSETS:
      Cash                                        $    465,800          $       --            $ 12,424,500          $ 12,890,300
      Accounts receivable                               52,200               (52,200)                 --                    --
      Prepaid expenses and other assets                 13,300                (4,800)                 --                   8,500
      Property, plant and equipment, net             4,984,300            (4,005,300)                 --                 979,000
      Franchise cost and other deferred
      costs, net                                       290,700               (93,500)                 --                 197,200
                                                  ------------          ------------          ------------          ------------
                                                  $  5,806,300          $ (4,155,800)         $ 12,424,500          $ 14,075,000
                                                  ============          ============          ============          ============

      LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
      Accounts payable                            $     79,400          $     23,400          $    507,000          $    609,800
      Accrued liabilities                              437,600                  --                    --                 437,600
      Due to affiliates                              2,244,000                  --                    --               2,244,000
      Note payable                                     250,000                  --                (250,000)                 --
                                                  ------------          ------------          ------------          ------------
                                                     3,011,000                23,400               257,000             3,291,400
                                                  ------------          ------------          ------------          ------------

PARTNERSHIP CAPITAL (DEFICIT):
      General Partners                                (134,700)              (41,800)              121,700               (54,800)
      Limited Partners                               2,930,000            (4,137,400)           12,045,800            10,838,400
                                                  ------------          ------------          ------------          ------------
                                                     2,795,300            (4,179,200)           12,167,500            10,783,600
                                                  ------------          ------------          ------------          ------------
                                                  $  5,806,300          $ (4,155,800)         $ 12,424,500          $ 14,075,000
                                                  ============          ============          ============          ============


(a) Represents assets of the Partnership's Illinois cable television systems in and around Cisne, Farmersville, Flora, Noble, Raymond, Salem and Xena, Illinois which were disposed of under the asset purchase agreement and a liability to be retained by the Partnership.

(b) Represents proceeds from sale of $12,674,500, of which $250,000 were used to repay a note payable. The remaining cash proceeds of $12,424,500 were used for transaction costs of $507,000, general working capital purposes, capital expenditures and distributions to partners.

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                 HISTORICAL                                PRO FORMA
                                                              DECEMBER 31, 2001     DISPOSITION (a)     DECEMBER 31, 2001
                                                              -----------------     ---------------     -----------------
REVENUES                                                         $ 3,194,400          $(2,306,500)         $   887,900
                                                                 -----------          -----------          -----------

OPERATING EXPENSES:
 Service costs                                                       963,100             (659,100)             304,000
 General and administrative expenses                                 584,700             (364,200)             220,500
 General partner management fees and reimbursed expenses             519,100             (410,600)             108,500
 Depreciation and amortization                                       999,200             (573,300)             425,900
                                                                 -----------          -----------          -----------
                                                                   3,066,100           (2,007,200)           1,058,900
                                                                 -----------          -----------          -----------

OPERATING INCOME (LOSS)                                              128,300             (299,300)            (171,000)
                                                                 -----------          -----------          -----------

OTHER INCOME (EXPENSE):
 Interest income                                                      10,600                 --                 10,600
 Interest expense                                                    (49,600)              49,600                 --
 Other expense                                                       (58,900)                --                (58,900)
                                                                 -----------          -----------          -----------
                                                                     (97,900)              49,600              (48,300)
                                                                 -----------          -----------          -----------

NET INCOME (LOSS)                                                $    30,400          $  (249,700)         $  (219,300)
                                                                 ===========          ===========          ===========

Net income (loss) allocated to General Partners                  $       300          $    (2,500)         $    (2,200)
                                                                 ===========          ===========          ===========

Net income (loss) allocated to Limited Partners                  $    30,100          $  (247,200)         $  (217,100)
                                                                 ===========          ===========          ===========


(a) Represents the results of operations of the Cisne, Farmersville, Flora, Noble, Raymond, Salem and Xena, Illinois cable systems to be sold, and the elimination of interest expense resulting from the repayment of the Partnership's note payable using proceeds from the sale. A non-recurring gain on sale of $8,121,300, net of transaction costs of approximately $507,000, resulting from the disposition has not been presented in the Unaudited Pro Forma Condensed Statement of Operations.

         (c)  Exhibits.

              2.1 Letter of Amendment, dated April 10, 2002, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County. (Incorporated by reference to the exhibits to the registrant's Current Report on Form 8-K, File No. 000-15705 dated April 22, 2002.)

              3.1 Amendment dated April 10, 2002, to the Third Amended and Restated Agreement of Limited Partnership of Enstar Income/Growth Program Six-A, L.P., as of December 23, 1988. *

              *    Exhibit attached

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Enstar Income/Growth Program Six-A, L.P.

                                 By: Enstar Communications Corporation
                                     ---------------------------------
                                     its General Partner

                                 By: /s/ Paul E. Martin
                                     ------------------
                                 Name:  Paul E. Martin
                                 Title: Vice President and Corporate Controller (Principal Financial Officer and Principal Accounting Officer)


Dated: April 22, 2002